UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, DC 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 20, 2007

Diomed Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-32045	84-1480636
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

1 Dundee Park, Andover, Massachusetts	01810
(Address of Principal Executive Offices)	(Zip Code)

(978) 475-7771

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

On February 20, 2007, the Company issued a press release, setting forth its earnings results for the quarterly period and year ended December 31, 2006 (a copy of which is attached as Exhibit 99.1 to this Current Report), and the Company also conducted a previously announced teleconference wherein the Company's Chief Executive Officer and Chief Financial Officer gave an oral presentation of recent Company developments and the Company's earnings for the fourth quarter and year ended December 31, 2006.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

99.1 Press Release, dated February 20, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diomed Holdings, Inc.
(Registrant)

Date: February 26, 2007	By:	/s/ David B. Swank.
Name: David B. Swank
Title: Chief Financial Officer

List of Exhibits:

99.1 Press Release, dated February 20, 2007

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